Exhibit 99.1

CafePress Reports Results for Fourth Quarter and Fiscal Year 2015

 LOUISVILLE, Ky., February 23, 2016 - CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months and full year ended December 31, 2015.
Management Commentary
"CafePress performed well during the holiday season, meeting customer delivery demands as reflected by increasing satisfaction levels, and keeping our focus on a profitable product mix. During 2015, we made important structural changes to the business that resulted in a sharper focus on our core CafePress.com business, higher contribution margin, and positive Adjusted EBITDA from continuing operations despite a lower revenue base," said Fred Durham, Chief Executive Officer. "In 2016, we will focus on stabilizing our top line, maintaining a profitable product mix, rebuilding our customer experience and investing prudently to set the stage for a return to growth.”

Fourth Quarter 2015 Financial Highlights1

•	Net revenues totaled $39.7 million, compared to $50.4 million in the fourth quarter of 2014.

•	Gross profit margin was 39.9% of net revenues, compared to 34.6% in the fourth quarter of 2014.

•
GAAP net income from continuing operations was $0.8 million, or $0.05 per diluted share, compared to a net loss of $(0.6) million, or $(0.03) per diluted share, in the fourth quarter of 2014. 2015 net income includes restructuring costs of $0.8 million and asset impairments of $0.8 million related to the streamlining of our facilities, equipment and software.

•	Non-GAAP Adjusted EBITDA from continuing operations was $4.1 million, compared to Adjusted EBITDA of $0.7 million in the fourth quarter of 2014.

•	Non-GAAP contribution margin was 28% of net revenues, compared to 19% in the fourth quarter of 2014.

•
Non-GAAP net income from continuing operations was $1.8 million, or $0.11 per diluted share, compared to a non-GAAP net loss of $(0.7) million, or $(0.04) per diluted share in the fourth quarter of 2014.

Fourth Quarter 2015 Operating Metrics

•	Average Order Value (AOV) was $36, a 4% increase from Q3 2015 and down 2% year-over-year.

•	Orders totaled 1.1 million, a 22% year-over-year decline.

Cash and Share Repurchase Activity

•	At December 31, 2015, cash, cash equivalents, and short-term investments totaled $50.3 million, or approximately $3.00 per share.

•	During the fourth quarter, the company repurchased approximately 294,000 shares of common stock totaling $1.2 million.

•	During fiscal year 2015, the company repurchased approximately 930,000 shares of common stock totaling $4.2 million.

Fiscal Year 2015 Financial Highlights1

•	Net revenues totaled $104.5 million, compared to $132.1 million in 2014.

•	Gross profit margin was 39.7% of net revenues, compared to 35.6% in 2014.

•
GAAP net loss from continuing operations was $(6.3) million, or $(0.36) per diluted share, compared to a net loss of $(14.9) million, or $(0.86) per diluted share, in 2014. The 2015 net loss includes restructuring costs of $1.3 million and asset impairments of $0.8 million related to the streamlining of our facilities, equipment and software.

•	Non-GAAP Adjusted EBITDA from continuing operations was $3.9 million, compared to Adjusted EBITDA of $(6.4) million in 2014.

•	Non-GAAP contribution margin was 27% of net revenues, compared to 17% in 2014.

•	Non-GAAP net loss from continuing operations was $(1.5) million, or $(0.09) per diluted share, compared to a non-GAAP net loss of $(8.8) million, or $(0.51) per diluted share in 2014.

Fiscal Year 2015 Operating Metrics

•	Average Order Value (AOV) was $36, down 8% year-over-year.

•	Orders totaled 2.9 million, a 16% year-over-year decline.

1Financial Highlights, Operating Metrics, and the accompanying tables reflect the results of the company's divestitures of its Art, Logo, InvitationBox, and EZ Prints businesses in discontinued operations for all periods presented. Please see “Non-GAAP Financial Information” for definitions of the terms Non-GAAP Adjusted EBITDA, Non-GAAP contribution margin and Non-GAAP net income (loss) and Non-GAAP net income (loss) per diluted share.

Fourth Quarter 2015 Conference Call
Management will review the fourth quarter and fiscal year 2015 financial results on a conference call on Tuesday, February 23, 2016 at 5:00 p.m. Eastern Standard Time. To participate on the live call, analysts and investors should dial 1-888-359-3627 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.
Non-GAAP Financial Information
This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, contribution margin, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.
Notice Regarding Forward Looking Statements
Information set forth in this news release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Examples of forward looking statements include: expectations regarding future profitable product mix, the outlook for our operations, and expectations regarding our investments and their impact on growth. Important factors that could cause actual results to differ materially from expectations include, among others, the following: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; additional taxes and fees; the loss of key personnel; the effect (including possible increases in the cost of doing business) resulting from catastrophic events, including future war and terrorist activities or political uncertainties, or the impact of natural or other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); the impact of work stoppages and other labor problems on current and future operations; our ability to comply with governmental regulation and/or other legal obligations related to the privacy of personal information and other data, including the improper disclosure thereof; the impact of system failures or damage from natural disasters, power loss, telecommunications failures, cyber-attacks, or other unforeseen events; the impact of security breaches, computer viruses and hacking attacks on our business and operations; our ability to respond to rapid technological changes in a timely manner; our ability to prevent payment related risks, such as fraudulent use of credit or debit cards; our ability to maintain customer confidence in the integrity of our business; our ability to operate www.cafepress.com in an evolving and highly competitive market segment; our ability to secure new or ongoing content from third party partners; our ability to provide a high-quality customer experience with minimal programming errors, flows and/or technical difficulties; our ability to adequately protect our intellectual property; our ability to maintain or hire additional personnel; and the volatility of our stock price. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein, we refer you to the "Risk Factors" sections of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission’s Website at www.sec.gov.

About CafePress (PRSS):
CafePress is passionate about helping individuals forge connections and celebrate their identities, interests and obsessions through unique products and content.
Our customers are from all walks of life and want to express themselves through products that are emotional, inspirational and motivational. CafePress’ massive array of designs crowdsourced from a global community of independent designers and significant merchandise selection, combined with the ability for customers to create their own individualized products gives customers infinite, unique possibilities. CafePress was founded in 1999 and is headquartered in Louisville, Kentucky. For more information, visit www.cafepress.com or connect with CafePress on Facebook , Twitter , Pinterest or Instagram.

CafePress Inc.
Media Relations:
Meghan Marshall
804-461-9401
pr@cafepress.com

Investor Relations:
The Blueshirt Group
Whitney Kukulka
415-489-2187
whitney@blueshirtgroup.com

CafePress Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Net revenues	$39,696	$50,442	$104,508	$132,054
Cost of net revenues	23,856	32,968	63,069	85,016
Gross profit	15,840	17,474	41,439	47,038
Operating expenses:
Sales and marketing	6,728	9,968	20,485	31,488
Technology and development	3,529	3,348	12,490	13,448
General and administrative	3,241	5,851	12,560	18,590
Acquisition-related costs	—	—	—	50
Impairment charges	788	—	788	—
Restructuring costs	781	—	1,311	42
Total operating expenses	15,067	19,167	47,634	63,618
Income (loss) from operations	773	(1,693)	(6,195)	(16,580)
Interest income	30	9	64	18
Interest expense	(16)	(16)	(62)	(77)
Other (expense) income, net	44	25	58	6
Income (loss) before income taxes	831	(1,675)	(6,135)	(16,633)
Provision (benefit) for income taxes	20	(1,118)	128	(1,700)
Net income (loss) from continuing operations	811	(557)	(6,263)	(14,933)
Income (loss) from discontinued operations, net of tax	—	38	8,418	(974)
Net income (loss)	$811	$(519)	$2,155	$(15,907)
Net income (loss) per share of common stock:
Basic:
Continuing operations	$0.05	$(0.03)	$(0.36)	$(0.86)
Discontinued operations	$—	$—	$0.49	$(0.06)
Diluted:
Continuing operations	$0.05	$(0.03)	$(0.36)	$(0.86)
Discontinued operations	$—	$—	$0.49	$(0.06)
Shares used in computing net income (loss) per share of common stock:
Basic	16,907	17,391	17,239	17,308
Diluted	16,959	17,432	17,296	17,308

CafePress Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	December 31, 2015	December 31, 2014
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$32,663	$26,971
Short-term investments	17,610	—
Accounts receivable	680	1,029
Inventory, net	3,850	6,750
Deferred costs	619	1,948
Assets held for sale, current	—	15,944
Restricted cash	3,417	—
Prepaid expenses and other current assets	2,413	4,517
Total current assets	61,252	57,159
Property and equipment, net	8,624	11,659
Goodwill	20,899	20,535
Assets held for sale, non-current	—	32,891
Other assets	608	241
TOTAL ASSETS	$91,383	$122,485

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,938	$8,015
Partner commissions payable	—	1,100
Accrued royalties payable	4,292	5,883
Accrued liabilities	10,701	12,007
Deferred revenue	864	2,448
Capital lease obligation, current	565	494
Liabilities held for sale, current	—	20,825
Total current liabilities	20,360	50,772
Capital lease obligation, non-current	347	910
Liabilities held for sale, non-current	—	79
Other long-term liabilities	353	539
TOTAL LIABILITIES	21,060	52,300
Commitments and Contingencies
Stockholders’ Equity:
Preferred stock, $0.0001 par value: 10,000 shares authorized as of December 31, 2015 and 2014; none issued and outstanding	—	—
Common stock, $0.0001 par value: 500,000 shares authorized; 16,816 and 17,417 shares issued, and 16,766 and 17,417 outstanding as of December 31, 2015 and 2014, respectively	2	2
Treasury stock	(203)	—
Additional paid-in capital	99,344	101,158
Accumulated deficit	(28,820)	(30,975)
TOTAL STOCKHOLDERS’ EQUITY	70,323	70,185
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$91,383	$122,485

CafePress Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)

	Twelve Months Ended December 31,
	2015	2014
	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	$2,155	$(15,907)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,808	9,770
Amortization of intangible assets	1,229	4,239
Gain (loss) on disposal of fixed assets	1,147	206
Stock-based compensation	1,753	2,929
Impairment charges	8,099	—
Change in fair value of contingent consideration liability	—	(741)
(Gain) loss on sale of businesses	(17,319)	2,579
Deferred income taxes	88	(710)
Changes in operating assets and liabilities, net of effect of divestitures:
Accounts receivable	349	(346)
Inventory	2,900	107
Prepaid expenses and other current assets	3,433	393
Other assets	38	398
Accounts payable	(4,100)	(7,071)
Partner commissions payable	(1,100)	(624)
Accrued royalties payable	(1,591)	69
Accrued and other liabilities	(1,580)	4,393
Assets and liabilities held for sale	1,070	(2,548)
Deferred revenue	(1,584)	1,348
Net cash provided by (used in) operating activities	1,795	(1,516)
Cash Flows from Investing Activities
Purchase of short-term investments	(27,570)	—
Proceeds from maturities of short-term investments	9,960	3,475
Purchase of property and equipment	(3,346)	(2,665)
Capitalization of software and website development costs	(1,903)	(3,040)
Proceeds from disposal of fixed assets	12	—
Change in restricted cash	(3,417)	75
Proceeds from sale of business, net of expenses paid	34,438	—
Net cash provided by (used in) investing activities	8,174	(2,155)
Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(492)	(558)
Payments under insurance financing	—	(256)
Proceeds from exercise of common stock options	399	451
Payment of contingent consideration	—	(1,200)
Repurchase of common stock	(4,184)	—
Net cash used in financing activities	(4,277)	(1,563)
Net increase (decrease) in cash and cash equivalents	5,692	(5,234)
Cash and cash equivalents—beginning of period	26,971	32,205
Cash and cash equivalents—end of period	$32,663	$26,971
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$77	$143
Income taxes paid (refunded) during the period	(1,094)	(2,571)
Non-cash Investing and Financing Activities:
Accrued purchases of property and equipment	$30	$7

Stock-based compensation included in continuing operations is allocated as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Cost of net revenues	$40	$36	$163	$162
Sales and marketing	58	111	300	359
Technology and development	42	70	180	280
General and administrative	295	402	1,063	2,000
Total stock-based compensation expense	$435	$619	$1,706	$2,801

CafePress Inc.
Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net income (loss) from continuing operations	$811	$(557)	$(6,263)	$(14,933)
Non-GAAP adjustments:
Interest and other (income) expense	(58)	(18)	(60)	53
Provision (benefit) for income taxes	20	(1,118)	128	(1,700)
Depreciation and amortization	1,369	1,734	6,251	7,294
Stock-based compensation	435	619	1,706	2,801
Acquisition-related costs	—	—	—	50
Impairment charges	788	—	788	—
Restructuring costs	781	—	1,311	42
Adjusted EBITDA*	$4,146	$660	$3,861	$(6,393)

*
Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, impairment charges, and restructuring costs.

CafePress Inc.
Definition of Non-GAAP Contribution Margin from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2015		2014		2015		2014
Net revenues	$39,696	100%	$50,442	100%	$104,508	100%	$132,054	100%
Cost of net revenues	23,856	60	32,968	65	63,069	60	85,016	64
Gross profit	15,840	40	17,474	35	41,439	40	47,038	36
Non-GAAP adjustments:
Add: Stock-based compensation	40	—	36	—	163	—	162	—
Less: Variable sales and marketing costs	(4,828)	(12)	(8,041)	(16)	(13,342)	(13)	(24,449)	(19)
Contribution Margin (from continuing operations)	$11,052	28%	$9,469	19%	$28,260	27%	$22,751	17%

*
Contribution Margin is a non-GAAP financial measure which we define as gross profit from continuing operations plus stock-based compensation included in cost of net revenues less variable sales and marketing costs.

CafePress Inc.
Reconciliation of GAAP Operating Income (Loss) from Continuing Operations to Non-GAAP Operating Income (Loss) from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Operating income (loss) from continuing operations	$773	$(1,693)	$(6,195)	$(16,580)
Non-GAAP adjustments:
Stock-based compensation	435	619	1,706	2,801
Restructuring costs	781	—	1,311	42
Impairment charges	788	—	788	—
Acquisition-related costs	—	—	—	50
Non-GAAP operating income (loss) from continuing operations	$2,777	$(1,074)	$(2,390)	$(13,687)

CafePress Inc.
Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Net Income (Loss) from Continuing Operations and Non-GAAP Income (Loss) from Continuing Operations per Basic and Diluted Share
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Income (loss) from continuing operations before tax	$831	$(1,675)	$(6,135)	$(16,633)
Non-GAAP adjustments:
Stock-based compensation	435	619	1,706	2,801
Restructuring costs	781	—	1,311	42
Impairment charges	788	—	788	—
Acquisition-related costs	—	—	—	50
Non-GAAP income (loss) before tax	2,835	(1,056)	(2,330)	(13,740)
Provision (benefit) for income taxes *	1,006	(380)	(827)	(4,946)
Non-GAAP net income (loss) from continuing operations	$1,829	$(676)	$(1,503)	$(8,794)

Non-GAAP net income (loss) from continuing operations per share:
Basic	$0.11	$(0.04)	$(0.09)	$(0.51)
Diluted	$0.11	$(0.04)	$(0.09)	$(0.51)
Shares used in computing Non-GAAP net income (loss) from continuing operations per share:
Basic	16,907	17,391	17,239	17,308
Diluted	16,959	17,391	17,239	17,308

*	Benefit from income tax is calculated by multiplying the Non-GAAP loss before tax by the statutory federal and state income tax rates.

CafePress Inc.
User Metrics Disclosure

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
User Metrics
Orders	1,091,270	1,393,044	2,883,704	3,436,401
year-over-year change	-22%	-2%	-16%	-5%
Average Order Value	$36	$37	$36	$39
year-over-year change	-2%	-8%	-8%	-4%

CafePress Inc.
Supplemental Selected Quarterly Data
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended,
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Net revenues	$39,696	$19,472	$21,764	$23,576
Gross profit	15,840	8,009	8,888	8,702
Net income (loss) from continuing operations	811	(3,670)	(1,074)	(2,330)
Income (loss) from discontinued operations, net of tax	—	1,610	(7,704)	14,512
Net income (loss)	811	(2,060)	(8,778)	12,182
Net income (loss) per basic and diluted common share from continuing operations	$0.05	$(0.21)	$(0.06)	$(0.13)
Net income (loss) per basic and diluted common share from discontinued operations	$—	$0.09	$(0.44)	$0.83
Total net income (loss) per diluted common share	$0.05	$(0.12)	$(0.50)	$0.69

	For the Three Months Ended,
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Net revenues	$50,442	$25,897	$29,076	$26,639
Gross profit	17,474	9,211	10,350	10,003
Net loss from continuing operations	(557)	(5,396)	(4,230)	(4,750)
Income (loss) from discontinued operations, net of tax	38	(857)	(99)	(56)
Net loss	(519)	(6,253)	(4,329)	(4,806)
Net loss per basic and diluted common share from continuing operations	$(0.03)	$(0.31)	$(0.24)	$(0.28)
Net income (loss) per basic and diluted common share from discontinued operations	$—	$(0.05)	$(0.01)	$—
Total net loss per basic and diluted common share	$(0.03)	$(0.36)	$(0.25)	$(0.28)

CafePress Inc.
Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations
(In thousands)
(Unaudited)

	For the Three Months Ended,
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Net income (loss) from continuing operations	$811	$(3,670)	$(1,074)	$(2,330)
Non-GAAP adjustments:
Interest and other (income) expense	(58)	58	(27)	(33)
Provision (benefit) for income taxes	20	1,521	(718)	(695)
Depreciation and amortization	1,369	1,623	1,593	1,666
Stock-based compensation	435	419	423	429
Impairment charges	788	—	—	—
Restructuring costs	781	4	526	—
Adjusted EBITDA*	$4,146	$(45)	$723	$(963)

	For the Three Months Ended,
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
Net income (loss) from continuing operations	$(557)	$(5,396)	$(4,230)	$(4,750)
Non-GAAP adjustments:
Interest and other (income) expense	(18)	13	29	29
Provision (benefit) for income taxes	(1,118)	(367)	(218)	3
Depreciation and amortization	1,734	1,778	1,884	1,898
Stock-based compensation	619	729	692	761
Acquisition-related costs	—	50	—	—
Restructuring costs	—	42	—	—
Adjusted EBITDA*	$660	$(3,151)	$(1,843)	$(2,059)

*
Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, impairment charges, and restructuring costs.